UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Olema Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39712	30-0409740
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
512 2nd Street, 4th Floor
San Francisco, California		94107
(Address of principal executive offices)		(Zip Code)

(415) 651-3316

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.0001 par value per share	OLMA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 15, 2023, Olema Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”). Voting results are, when applicable, reported by rounding fractional share voting down to the nearest whole number.

Proposal 1—Election of Directors

Final Voting Results

Nominees	For	Withheld	Broker Non-Votes
Sean P. Bohen, M.D., Ph.D.	23,524,203	2,123,064	5,824,939
Yi Larson	17,980,507	7,666,760	5,824,939
Andrew Rappaport	23,727,247	1,920,020	5,824,939

The Company’s stockholders elected each of the three nominees for Class III director to hold office until the Company’s 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Proposal 2—Advisory Vote on Executive Compensation

Final Voting Results

For	Against	Abstain	Broker Non-Votes
18,713,603	1,912,571	5,021,093	5,824,939

The Company’s stockholders approved, on an advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed in the Proxy Statement.

Proposal 3—Ratification of Selection of Independent Registered Public Accounting Firm

Final Voting Results

For	Against	Abstain
30,921,828	10,323	540,055

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLEMA PHARMACEUTICALS, INC

Dated: June 21, 2023

	By:	/s/ Shane Kovacs
Shane Kovacs
Chief Operating and Financial Officer